SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2003


                           QUICKSILVER RESOURCES INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

            001-14837                                    75-2756163
      ----------------------                  ----------------------------
   (Commission File Number)                 (IRS Employer Identification No.)

                          777 West Rosedale, Suite 300
                             Fort Worth, Texas 76104
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 665-5000

                                       N/A
               --------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     On August 20, 2003, we entered into an Underwriting Agreement with Bear, Stearns & Co. Inc. with respect to the sale by us and the purchase by Bear, Stearns of 3,500,000 shares of our common stock, and with respect to the grant by Mercury Exploration Company, a principal stockholder of ours, to Bear, Stearns of an option to purchase all or any part of 525,000 shares of common stock solely to cover over-allotments. The shares of our common stock to be purchased by Bear, Stearns will be issued pursuant to a shelf registration statement we previously filed with the Securities and Exchange Commission and which was declared effective.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            Exhibit No.                 Description

            1.1          Underwriting Agreement, dated August 20, 2003.

            5.1 Opinion of Cantey & Hanger, L.L.P. as to the legality of the securities registered.

            23.1         Consent of Cantey & Hanger, L.L.P. (included in Exhibit
                         5.1)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           QUICKSILVER RESOURCES INC.
                                           (Registrant)



Dated:  August 21, 2003                 By:     /s/ Bill Lamkin
                                           ------------------------------
                                           Bill Lamin, Executive Vice
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                         Description

1.1                 Underwriting Agreement, dated August 20, 2003.

5.1 Opinion of Cantey & Hanger, L.L.P. as to the legality of the securities registered.

23.1                Consent of Cantey & Hanger, L.L.P. (included in Exhibit 5.1)